Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
INCOME TAXES

NOTE 9 — INCOME TAXES

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the six months ended June 30, 2025 and 2026, the Company had no unrecognized tax benefits. Due to uncertainties surrounding future utilization, the Company estimates there will not be sufficient future income to realize the deferred tax assets arising from net operating losses for the VIEs and the VIEs’ subsidiaries. The Company maintains a full valuation allowance on its net deferred tax assets arising from net operating losses as of December 31, 2025 and June 30, 2026.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense. The following table presents the composition of income tax benefits for the six months ended June 30, 2025 and 2026:

	For the Six Months Ended June 30,
	2025	2026
	RMB	RMB
Current income tax expenses	(267)	(4,485)
Deferred income tax benefits	—	—
	(267)	(4,485)

The tax effects of temporary differences that give rise to the deferred tax balances at December 31, 2025 and June 30, 2026 are as follows:

	As of December 31, 2025	As of June 30, 2026
	RMB	RMB
Deferred tax assets:
Provision for expected credit losses	133,501,610	9,196,196
Net operating losses carried forward	87,029,952	88,484,927
Excess marketing and advertising expense	2,357,152	2,357,152
Valuation allowance	(222,729,217)	(99,878,778)
Deferred tax assets, net	159,497	159,497

Uncertain tax positions

The Company accounts for uncertainty in income taxes using a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. Interest and penalties related to uncertain tax positions are recognized and recorded as necessary in the provision for income taxes. The Company is subject to income taxes in the PRC. According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations is extended to five years under special circumstances, where the underpayment of taxes is more than RMB 100. In the case of transfer pricing issues, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion. There were no uncertain tax positions as of June 30, 2026 and the Company does not believe that its unrecognized tax benefits will change over the next twelve months.